                              PROMISSORY NOTE

                            FIRST BANK AND TRUST

$1,350,000.00                 Cleveland, Texas               September 20, 1996

    For value received after date, without grace except as herein provided, in the manner, on the date, and in the amounts herein stipulated, the undersigned, IWL COMMUNICATIONS, INC., as principal (herein called "Maker", whether one or more), promises to pay to the order of FIRST BANK AND TRUST, its successors and assigns, in the City of Cleveland, Liberty County, Texas, the sum of ONE MILLION THREE HUNDRED FIFTY THOUSAND AND NO/100 ($1,350,000.00) DOLLARS, or so much thereof as is advanced from time to time and remains outstanding, in legal and lawful money of the United States of America, which shall be legal tender, in payment of all debts and dues, public and private, at the time of payment, and to pay interest thereon, from the date hereof until maturity at the rate of nine per cent (9%) per annum; the interest payable monthly.

    This note is due and payable as follows, to-wit:

    Interest accruing and to accrue on this note will be due and payable monthly on the 28th day of October and November, 1996, and thereafter this note will be due and payable in installments of principal in the amount of TWENTY-TWO THOUSAND FIVE HUNDRED AND NO/100 ($22,500.00) DOLLARS, each plus accrued but unpaid interest on the 28th day of each month beginning the 28th day of December, 1996, and continuing on the same date in each subsequent month thereafter until the 28th day of November, 2001, at which time the entire balance of this note, both principal and accrued but unpaid itnerest will at once mature and become finally due and payable. All regular installments are to be applied first to accrued but unpaid interest and the balance, if any, toward the payment of principal.

    It is also agreed that all past due principal and accrued interest shall bear interest from the date it is due until paid at the maximum lawful rate of interest permitted to be charged by the holder of this Note to Maker under the laws of the State of Texas or the United States of America (whichever is higher) and further limited by the provisions of this Note hereinafter set forth, which provisions control the calculation of interest to be charged on the loan evidenced by this Note (hereinafter called the "Maximum Rate"); provided, however, nothing herein or in any instrument, document or other writing now or hereafter securing this Note shall entitle the holder of this Note to contract for, charge or receive interest hereon in excess of the Maximum Rate. ln the event this Note is prepaid in full or in the event the maturity of this Note is accelerated prior to the end of the full stated term hereof, and the interest contracted for, charged, or received for the actual period of the existence of this Note prior to such prepayment or acceleration exceeds the Maximum Rate, the then holder of this Note shall credit the amount of such excess against the amounts lawfully owing under this Note or under any instrument, document or other writing securing this Note as of the date of such prepayment or acceleration, in any order, preference or manner as the holder hereof may elect, until all such sums owing to the holder hereof are fully and finally paid, and the balance, if any, shall be refunded to the party or parties entitled thereto.

    It is, however, expressly provided and stipulated that, notwithstanding any other provision of this Note, in no event shall the aggregate of (i) the aggregate interest which has accrued on this Note from the date hereof through the date of such calculation, and (ii) the aggregate of any other amounts accrued, contracted for, charged or paid which, under applicable laws, are deemed to constitute interest upon the loan evidenced hereby from the date hereof through the date of such calculation, ever exceed the Maximum Rate on the principal balance of the loan evidenced by this Note from time to time remaining unpaid. In this connection, it is expressly stipulated and agreed that it is the intent of the holder of this Note and the Maker in the execution and delivery of this Note to contract in strict compliance with the state and federal usury laws from time to time in effect. In furtherance thereof, none of the terms of this Note or the security instruments hereinafter described shall ever be construed to create a contract to pay for, charge, or receive for the use, forbearance or detention of money or interest at a rate in excess of the Maximum Rate. The Maker or any guarantors, endorsers or other parties now or hereafter becoming liable for the Maximum Rate agree that provisions of this paragraph shall control over all other provisions of this Note or the security instruments which may be in apparent conflict therewith.

                                       SIGNED FOR IDENTIFICATION:

                                       IWL COMMUNICATIONS, INC.


                                       BY:     /s/  IGNATIUS LEONARDS
                                          -----------------------------------
                                          Ignatius Leonards

    Specifically and without limiting the generality of the foregoing, it is expressly provided that:

    (i) If under any circumstances the aggregate amounts paid, charged, or contracted for on this Note prior to and incident to final payment hereof include amounts which by law are deemed interest and which would exceed the Maximum Rate, the Maker stipulates that such payment and collection will have been and will be deemed to have been the result of mathematical error on the part of both Maker and the holder of this Note, and the party receiving such excess payments shall promptly refund the amount of such excess (to the extent only of such interest payments above the maximum amount which could lawfully have been collected and retained) upon discovery of such error by the party receiving such payment or notice thereof from the party making such payment; and

    (ii) All sums paid, charged, or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of this Note.

    The principal of this Note may be prepaid in whole or in part at any time prior to maturity provided there shall simultaneously be paid to the holder of this Note, all interest then accrued but unpaid hereon. All prepayments shall be applied first to accrued and unpaid interest and the balance, if any, toward principal in inverse order of maturity.

    It is agreed that time is of the essence of this agreement, and to the extent permitted by law, that in the event of default in the payment of any installment of principal or interest when due for any reason, or in the event there is or occurs any event of default under any of the terms, covenants or provisions set forth in this Note or in any instrument, document or other writing now or hereafter securing this Note, or in the event any maker, endorser, surety or guarantor hereof becomes insolvent or commits an act of bankruptcy or makes an assignment for the benefit of creditors or authorizes the filing of or files a voluntary petition in bankruptcy or takes advantage of or seeks any other relief under any bankruptcy, reorganization, rehabilitation, debtor's relief or insolvency law now or hereafter existing, or in the event an Order for Relief is instituted by or on behalf of any maker, endorser, surety or guarantor hereof, or in the event a receiver or custodian of any property of any maker, endorser, surety or guarantor hereof if appointed, or in the event that any writ of garnishment, writ of sequestration, writ of attachment or other legal process in any manner applicable to or concerning any property securing this indebtedness of (or debt by the holder hereof to) any maker, endorser, surety or guarantor hereof is applied for or issued, or in the event of the occurrence or non-occurrence of any event whatsoever which would permit the holder of this Note to accelerate the maturity hereof hereunder or under any instrument, document or other writing now or hereafter securing or pertaining to this Note, then in any such event, the owner and holder of this Note at its option may declare the principal balance of this Note plus all accrued but unpaid interest immediately due and payable, without notice of intention to accelerate maturity or other notice, except for such notices as are applicable and any other notices, if any, required by law, and failure to exercise said option at any time shall not constitute a waiver of the right to exercise said option at any other time.

    If this Note is collected by suit, through probate or bankruptcy court, or by any other judicial proceedings, or if this Note is not paid at maturity, howsoever such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Maker promises to pay, reasonable attorney's fees in addition to all other amounts owing hereunder, at the time this Note is placed in the hands of such attorney, which additional sum, to the extent permitted by law, is agreed by Maker to be a reasonable additional liquidated sum and which shall be immediately due and payable without notice of such event and which shall be added to the principal of this Note and shall bear interest at the Maximum Rate.

    To the extent permitted by law, the outstanding principal balance of this Note plus all accrued but unpaid interest hereon shall become immediately due and payable, at the option of the holder hereof, without presentment or demand or any notice, except for such notices as are applicable and any other notices, if any, required by law, to any maker, endorser, surety, guarantor or any other person obligated hereon, whether primarily or secondarily, upon default under the terms hereof or of any other of the above mentioned security agreements, collateral

                                       SIGNED FOR IDENTIFICATION:

                                       IWL COMMUNICATIONS, INC.


                                       BY:     /s/  IGNATIUS LEONARDS
                                          -----------------------------------
                                          Ignatius Leonards



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